SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2001

                           priceline.com Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-25581                  06-1528493
----------------------------    ------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

    800 Connecticut Avenue, Norwalk, Connecticut                   06854
--------------------------------------------------           -------------------
           (Address of principal office)                         (zip code)

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Registration FD Disclosure.

2nd quarter 2001 earnings

      On July 31, 2001, priceline.com Incorporated, a Delaware corporation, announced its results for the 2nd quarter 2001 and announced that it had recorded its first profit in the 2nd quarter 2001. The information set forth above is qualified in its entirety by reference to the press release (which includes a financial and statistical supplement and related information issued by priceline.com on July 31, 2001), a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

      The supplement and related information is unaudited and intended as a supplement to, and should be read in conjunction with, the Company's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q.

            Exhibits.

              99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on July 31, 2001 relating to its 2nd quarter 2001 earnings.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PRICELINE.COM INCORPORATED


                                              By: /s/ Jeffery H. Boyd
                                                  ------------------------------
                                                  Name:  Jeffery H. Boyd
                                                  Title: President and Chief
                                                         Operating Officer

Date: July 31, 2001

                                 EXHIBIT INDEX

               Exhibit No.       Description
               -----------       -----------

                  99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on July 31, 2001 relating to its 2nd quarter 2001 earnings.